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                                                                    Exhibit 32.1

                                 NCO GROUP, INC.



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of NCO Group, Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 (the "Report") that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 Michael J. Barrist
                                 -------------------------------------
Date: May 10, 2004               Michael J. Barrist
                                 President and Chief Executive Officer



                                 Steven L. Winokur
                                 -------------------------------------------
Date: May 10, 2004               Steven L. Winokur
                                 Executive Vice President of Finance, Chief
                                 Financial Officer, Chief Operating Officer of Shared Services and Treasurer




         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.